Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (this “Amendment”) is entered into as of January 22, 2010, by and among Amedisys, Inc., a Delaware corporation (the “Company”), Amedisys Holding, L.L.C., a Louisiana limited liability company (“Holding”), and Michael D. Snow, a person of the age of majority (“Executive”).

WHEREAS, the Company, Holding and Executive are parties to that certain Employment Agreement dated as of January 4, 2010 (the “Original Agreement”); and

WHEREAS, the Company, Holding and Executive specifically desire to amend the Original Agreement as specifically set forth herein.

NOW, THEREFORE, in consideration of the premises, as well as other mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

1.	Incorporation by Reference. The above recitations are incorporated herein by reference.

2.	Amendment to Section 2(a) of Original Agreement – Definition of “Effective Date”. The definition of “Effective Date” appearing in Section 2(a) of the Original Agreement is hereby amended and restated in its entirety as follows:

“Effective Date” shall mean February 22, 2010.

3.	Effect of this Amendment. Except as specifically stated herein, the execution and delivery of this Amendment shall in no way affect the respective obligations of the parties under the Original Agreement, all of which shall continue in full force and effect.

4.	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.	Counterparts. This Amendment may be executed in two or more counterparts.

6.	Captions. The captions contained in this Amendment are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have signed and executed this Amendment as of the day and year first written hereinabove.

AMEDISYS, INC.

By:	/S/ William F. Borne
William F. Borne
Chief Executive Officer

AMEDISYS HOLDING, L.L.C.

By:	/S/ William F. Borne
William F. Borne
Acting President

EXECUTIVE

/S/ Michael D. Snow
Michael D. Snow

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